MAINSTAY FUNDS TRUST

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated December 18, 2019 (“Supplement”)

to the Summary Prospectus and Prospectus, each dated December 18, 2019 and the

Statement of Additional Information (“SAI”) dated February 28, 2019, as amended December 18, 2019

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectus and SAI.

Closure of Funds

The Funds are currently closed to all investors. The Funds are scheduled to open on or about February 21, 2020 to accept shareholders transitioning into the Funds as part of the proposed mergers of Voya CBRE Global Infrastructure Fund with and into MainStay CBRE Global Infrastructure Fund and Voya Global Real Estate Fund and Voya Real Estate Fund with and into MainStay CBRE Real Estate Fund. Each Fund is scheduled to open to all other investors on or about February 24, 2020.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.